THE RODNEY SQUARE
                       MULTI-MANAGER FUND

                Supplement dated December 1, 1997
                    to the Fund's Prospectus
                        dated May 1, 1997

      Effective  January 26, 1998 the Rodney Square Multi-Manager
Fund (the "Fund"):

1. Will eliminate sales charges on all purchases of shares of the Growth Portfolio.
2. Will terminate the Portfolio's 12b-1 Plan and all payments by the Portfolio of Rule 12b-1 fees.

      The Board of Trustees of the Fund also has approved the following matters, subject to shareholder approval:

1.    A  new investment advisory agreement with Wilmington  Trust
  Company ("WTC").
2. An amendment to the investment objective of the Portfolio so that the Portfolio's investment objective will be to seek
  "superior long-term growth of capital."

      A special meeting of shareholders of the Portfolio has been called for January 8, 1998 to consider and vote on, among other proposals, the new investment advisory agreement and the amendment of the Portfolio's investment objective. If shareholders approve the new investment advisory agreement, the Portfolio would no longer be managed by two different portfolio advisers following separate investment approaches. Rather, WTC would be exclusively responsible for the management of the Portfolio.

     In addition to the change in advisory arrangements and the investment objective of the Portfolio; the Board approved

1. A new investment policy that would require the Portfolio to invest at least 85% of its total assets in equity securities of large cap U.S. issuers judged by WTC to possess strong growth characteristics.
2.   A change in the Portfolio's name to "Large Cap Growth Equity
Portfolio."

     These changes are contingent upon shareholder approval of both the new investment advisory agreement and the change of the Portfolio's investment objective. If shareholder approval is obtained, the proposed new investment structure of the Portfolio would become effective on January 26, 1998.

      If you wish to review a copy of the proxy statement which describes such proposals in greater detail, please call 800-336-
9970 for a copy.